UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET CORPORATE BOND FUND

FORM N-Q

SEPTEMBER 30, 2013

WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 93.6%
CONSUMER DISCRETIONARY - 8.3%
Automobiles - 2.1%
Ford Motor Co., Senior Bonds	9.215%	9/15/21	$1,335,000	$1,716,367
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	2,370,000	2,956,252
General Motors Co., Senior Notes	6.250%	10/2/43	4,070,000	4,029,300	(a)

Total Automobiles				8,701,919

Hotels, Restaurants & Leisure - 0.2%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	880,000	883,850	(a)

Household Durables - 0.2%
Toll Brothers Finance Corp., Senior Notes	4.375%	4/15/23	1,000,000	922,500

Internet & Catalog Retail - 0.5%
QVC Inc., Senior Secured Notes	5.125%	7/2/22	1,320,000	1,300,059
QVC Inc., Senior Secured Notes	4.375%	3/15/23	630,000	587,001

Total Internet & Catalog Retail				1,887,060

Media - 5.0%
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	1,649,000	2,328,510
COX Communications Inc., Senior Bonds	6.450%	12/1/36	300,000	300,795	(a)
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	1,660,000	1,626,800	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	1,880,000	1,827,794	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	520,000	559,650
News America Inc., Senior Debentures	8.500%	2/23/25	3,850,000	4,858,038
TCI Communications Inc., Senior Notes	7.125%	2/15/28	180,000	228,651
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	830,000	977,568
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,760,000	2,039,669
UBM PLC, Notes	5.750%	11/3/20	2,330,000	2,385,303	(a)
Viacom Inc., Senior Notes	5.850%	9/1/43	1,220,000	1,246,373
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,690,000	1,801,946

Total Media				20,181,097

Specialty Retail - 0.3%
Lowe’s Cos. Inc., Senior Notes	3.120%	4/15/22	1,070,000	1,044,684

TOTAL CONSUMER DISCRETIONARY				33,621,110

CONSUMER STAPLES - 6.1%
Beverages - 1.0%
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	250,000	230,000
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	690,000	665,045
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	940,000	935,690
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	740,000	826,747	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	1,360,000	1,390,061	(a)

Total Beverages				4,047,543

Food & Staples Retailing - 1.0%
CVS Caremark Corp., Senior Notes	4.125%	5/15/21	1,120,000	1,176,952
Kroger Co., Senior Notes	3.400%	4/15/22	420,000	409,578
Kroger Co., Senior Notes	8.000%	9/15/29	1,000,000	1,266,041
Kroger Co., Senior Notes	5.150%	8/1/43	460,000	451,913
Safeway Inc., Senior Notes	6.350%	8/15/17	760,000	854,789

Total Food & Staples Retailing				4,159,273

Food Products - 1.2%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	1,604,000	1,828,542
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	370,000	366,103
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	950,000	944,643
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,506,000	1,702,848

Total Food Products				4,842,136

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Tobacco - 2.9%
Altria Group Inc., Senior Notes	9.700%	11/10/18	$1,180,000	$1,561,639
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,440,000	1,903,925
Altria Group Inc., Senior Notes	2.850%	8/9/22	470,000	431,283
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	1,370,000	1,663,031
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	1,230,000	1,490,766
Philip Morris International Inc., Senior Notes	2.625%	3/6/23	660,000	611,337
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	910,000	854,834
Reynolds American Inc., Senior Notes	3.250%	11/1/22	730,000	673,279
Reynolds American Inc., Senior Notes	4.750%	11/1/42	1,040,000	910,158
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	1,270,000	1,488,950

Total Tobacco				11,589,202

TOTAL CONSUMER STAPLES				24,638,154

ENERGY - 10.8%
Energy Equipment & Services - 0.7%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	550,000	578,875
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	670,000	717,850
Ensco PLC, Senior Notes	4.700%	3/15/21	590,000	627,222
Halliburton Co., Senior Notes	3.500%	8/1/23	740,000	734,974
Transocean Inc., Senior Notes	2.500%	10/15/17	430,000	431,566

Total Energy Equipment & Services				3,090,487

Oil, Gas & Consumable Fuels - 10.1%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	1,651,000	2,063,635
Apache Corp., Senior Notes	1.750%	4/15/17	1,390,000	1,402,651
Canadian Natural Resources Ltd., Senior Notes	6.250%	3/15/38	820,000	916,732
CNOOC Finance Ltd., Senior Notes	3.000%	5/9/23	660,000	594,424
Devon Energy Corp., Senior Notes	5.600%	7/15/41	520,000	533,438
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	585,000	755,352
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	1,660,000	1,696,591
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	340,000	349,277
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	610,000	655,750
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,000,000	1,187,002
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	127,000	141,163
Hess Corp., Notes	7.875%	10/1/29	764,000	960,384
Kerr-McGee Corp., Notes	6.950%	7/1/24	830,000	973,609
Lukoil International Finance BV, Senior Notes	3.416%	4/24/18	1,250,000	1,245,313	(a)
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	590,000	618,823
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	320,000	288,400	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,069,000	12,806,778
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	760,000	716,619
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	3,190,000	2,950,067
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	2,487,000	2,676,890
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,002,000	1,046,152
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	2,660,000	2,585,571
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	290,000	311,487
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	30,000	32,325
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	1,520,000	1,361,648
Williams Cos. Inc., Notes	7.875%	9/1/21	504,000	601,973
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	161,000	182,933
Williams Partners LP, Senior Notes	5.250%	3/15/20	1,320,000	1,425,242

Total Oil, Gas & Consumable Fuels				41,080,229

TOTAL ENERGY				44,170,716

FINANCIALS - 33.7%
Capital Markets - 5.5%
Bank of New York Mellon Corp., Junior Subordinated Notes	4.500%	6/20/23	900,000	780,750	(b)(c)
Deutsche Bank AG, Subordinated Notes	4.296%	5/24/28	1,720,000	1,556,418	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - continued
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	11/18/13	$3,555,000	$2,612,925	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,120,000	1,282,275
Goldman Sachs Group Inc., Senior Notes	2.900%	7/19/18	1,710,000	1,725,657
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,350,000	1,489,074
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	2,050,000	2,215,833
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	780,000	747,334
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	80,000	89,935
Merrill Lynch & Co. Inc., Subordinated Notes	6.050%	5/16/16	390,000	429,800
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	5,740,000	6,341,454
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	1,690,000	2,099,010
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	1,150,000	1,233,906

Total Capital Markets				22,604,371

Commercial Banks - 9.5%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,110,000	1,180,217
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	620,000	616,125
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,270,000	1,284,214
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	3,540,000	3,687,629
CIT Group Inc., Senior Notes	5.000%	8/1/23	640,000	620,813
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	3.950%	11/9/22	2,110,000	2,028,286
Credit Agricole SA, Senior Notes	2.625%	10/3/18	2,160,000	2,155,464	(a)
Credit Agricole SA, Subordinated Bonds	8.125%	9/19/33	730,000	728,175	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	630,000	692,212	(a)(b)(c)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	3,010,000	3,045,807	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,330,000	2,365,868	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	2,120,000	2,086,220
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	300,000	305,507	(a)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	350,000	362,250	(b)(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	510,000	522,834
Royal Bank of Scotland Group PLC, Subordinated Notes	4.700%	7/3/18	720,000	724,364
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	3,070,000	3,103,580
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	3,980,000	4,022,407
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	1,610,000	1,705,750
Standard Chartered PLC, Subordinated Notes	3.950%	1/11/23	510,000	480,646	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/18/13	6,243,000	5,681,130	(b)(c)
Wells Fargo & Co., Subordinated Notes	4.125%	8/15/23	1,260,000	1,236,186

Total Commercial Banks				38,635,684

Consumer Finance - 1.5%
Ally Financial Inc., Senior Notes	3.500%	7/18/16	1,530,000	1,549,125
Ally Financial Inc., Senior Notes	4.750%	9/10/18	470,000	468,408
American Express Co., Subordinated Debentures	6.800%	9/1/66	2,559,000	2,722,136	(b)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	530,000	485,613	(a)
SLM Corp., Senior Notes	3.875%	9/10/15	990,000	1,014,750

Total Consumer Finance				6,240,032

Diversified Financial Services - 13.1%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	1,980,000	1,742,400	(b)(c)
Bank of America Corp., Senior Notes	3.300%	1/11/23	1,540,000	1,445,446
Bank of America Corp., Senior Notes	4.100%	7/24/23	1,740,000	1,732,650
Bank of America Corp., Subordinated Notes	5.750%	8/15/16	640,000	707,112
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	294,000	322,871
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	151,000	152,410
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	1,160,000	1,013,470	(b)(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
Citigroup Inc., Senior Notes	7.875%	5/15/25	$260,000	$332,090
Citigroup Inc., Senior Notes	8.125%	7/15/39	3,710,000	5,169,110
Citigroup Inc., Senior Notes	5.875%	1/30/42	1,960,000	2,187,125
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	1,430,000	1,391,383
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	2,690,000	2,432,290
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	3,670,000	3,965,516
CME Group Inc., Senior Notes	5.300%	9/15/43	4,360,000	4,514,396
General Electric Capital Corp., Medium-Term Notes	6.750%	3/15/32	275,000	328,940
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	5,420,000	6,664,405
General Electric Capital Corp., Senior Notes, Medium-Term Notes	6.150%	8/7/37	50,000	56,840
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	2,535,000	2,715,619	(b)
ILFC E-Capital Trust I, Junior Subordinated Notes	5.350%	12/21/65	1,050,000	908,250	(a)(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	1,703,000	1,558,245	(a)(b)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	870,000	798,461	(b)
ING US Inc., Senior Notes	5.500%	7/15/22	480,000	517,644
ING US Inc., Senior Notes	5.700%	7/15/43	670,000	667,389	(a)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	2,770,000	3,109,325	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,070,000	941,600	(b)(c)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	1,180,000	1,072,242
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	1,770,000	1,764,325
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	4,692,000	4,985,250	(a)(b)

Total Diversified Financial Services				53,196,804

Insurance - 3.6%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	771,000	790,275	(b)
American Equity Investment Life Holding Co., Senior Notes	6.625%	7/15/21	170,000	176,800
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	794,000	782,090
American International Group Inc., Senior Notes	4.875%	6/1/22	470,000	505,093
American International Group Inc., Senior Notes	4.125%	2/15/24	220,000	220,613
AXA SA, Subordinated Bonds	8.600%	12/15/30	1,630,000	1,974,734
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	850,000	1,003,121
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	650,000	663,000	(a)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	1,090,000	1,096,514
ING Capital Funding Trust III, Junior Subordinated Bonds	3.848%	12/31/13	2,849,000	2,749,285	(b)(c)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	1,800,000	2,181,326	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	2,092,000	2,125,995
MetLife Inc., Senior Bonds	4.368%	9/15/23	560,000	586,613

Total Insurance				14,855,459

Real Estate Investment Trusts (REITs) - 0.1%
Ventas Realty LP, Senior Notes	5.700%	9/30/43	250,000	253,695

Thrifts & Mortgage Finance - 0.4%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	670,000	710,347
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	1,020,000	1,042,873
Total Thrifts & Mortgage Finance				1,753,220

TOTAL FINANCIALS				137,539,265

HEALTH CARE - 3.8%
Biotechnology - 0.2%
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	710,000	788,185

Health Care Providers & Services - 1.9%
Catholic Health Initiatives, Secured Bonds	1.600%	11/1/17	230,000	225,262
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	100,000	90,863
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	1,800,000	1,906,436
Howard Hughes Medical Institute, Senior Bonds	3.500%	9/1/23	420,000	419,890

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care Providers & Services - continued
Humana Inc., Senior Notes	4.625%	12/1/42	$760,000	$679,363
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	2,090,000	2,172,263
UnitedHealth Group Inc., Senior Notes	4.700%	2/15/21	920,000	1,007,227
UnitedHealth Group Inc., Senior Notes	3.950%	10/15/42	410,000	353,013
WellPoint Inc., Senior Notes	2.300%	7/15/18	400,000	400,635
WellPoint Inc., Senior Notes	5.100%	1/15/44	400,000	391,118

Total Health Care Providers & Services				7,646,070

Pharmaceuticals - 1.7%
AbbVie Inc., Senior Notes	2.900%	11/6/22	620,000	580,972
AbbVie Inc., Senior Notes	4.400%	11/6/42	960,000	872,566
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	1,860,000	1,832,024	(a)
Mallinckrodt International Finance SA, Senior Notes	4.750%	4/15/23	2,960,000	2,819,678	(a)
Zoetis Inc., Senior Notes	3.250%	2/1/23	410,000	391,101	(a)
Zoetis Inc., Senior Notes	4.700%	2/1/43	550,000	514,542	(a)

Total Pharmaceuticals				7,010,883

TOTAL HEALTH CARE				15,445,138

INDUSTRIALS - 8.7%
Aerospace & Defense - 1.3%
Exelis Inc., Senior Notes	4.250%	10/1/16	1,920,000	2,019,262
Exelis Inc., Senior Notes	5.550%	10/1/21	1,410,000	1,419,739
Precision Castparts Corp., Senior Notes	2.500%	1/15/23	2,050,000	1,892,933

Total Aerospace & Defense				5,331,934

Air Freight & Logistics - 0.1%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	220,000	271,257

Airlines - 2.9%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	1,890,000	1,877,337	(a)
Air Canada, Pass-Through Trust, Secured Notes	5.375%	5/15/21	1,640,000	1,582,600	(a)
Air Canada, Pass-Through Trust, Secured Notes	4.125%	5/15/25	1,310,000	1,233,037	(a)
American Airlines, Pass-Through Trust, Senior Secured Notes	4.950%	1/15/23	1,460,000	1,467,300	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	235,462	261,952
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	381,054	413,444
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Notes	3.900%	1/15/26	2,050,000	1,875,750
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	471,217	512,449
United Airlines Inc., Pass-Through Certificates, Secured Bond	5.375%	8/15/21	740,000	734,080
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	473,735	538,873
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	641,106	702,012
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	702,729	760,705

Total Airlines				11,959,539

Commercial Services & Supplies - 0.7%
Republic Services Inc., Senior Notes	5.000%	3/1/20	520,000	567,794
Waste Management Inc., Senior Notes	7.000%	7/15/28	1,570,000	1,933,993
Waste Management Inc., Senior Notes	7.750%	5/15/32	300,000	394,948

Total Commercial Services & Supplies				2,896,735

Construction & Engineering - 0.1%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	300,000	279,750	(a)

Electrical Equipment - 0.5%
Eaton Corp., Senior Notes	7.650%	11/15/29	1,500,000	1,932,893

Industrial Conglomerates - 0.7%
General Electric Co., Senior Notes	4.125%	10/9/42	2,880,000	2,654,729

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Marine - 0.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	$980,000	$980,000

Road & Rail - 2.2%
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	2,680,000	2,438,409
CSX Corp., Senior Notes	4.750%	5/30/42	1,260,000	1,207,240
Kansas City Southern de Mexico SA de CV, Senior Notes	3.000%	5/15/23	2,420,000	2,229,720	(a)
Kansas City Southern Railway, Senior Notes	4.300%	5/15/43	600,000	533,143	(a)
Norfolk Southern Corp., Senior Notes	5.750%	4/1/18	1,950,000	2,253,320
Norfolk Southern Corp., Senior Notes	7.875%	5/15/43	348,000	476,712

Total Road & Rail				9,138,544

TOTAL INDUSTRIALS				35,445,381

INFORMATION TECHNOLOGY - 2.1%
Computers & Peripherals - 1.4%
Dell Inc., Senior Notes	3.100%	4/1/16	5,570,000	5,574,412

Internet Software & Services - 0.1%
VeriSign Inc., Senior Notes	4.625%	5/1/23	510,000	481,950	(a)

Semiconductors & Semiconductor Equipment - 0.3%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,180,000	1,391,222

Software - 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,200,000	1,245,000	(a)

TOTAL INFORMATION TECHNOLOGY				8,692,584

MATERIALS - 8.7%
Chemicals - 1.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	1,160,000	1,224,305
LYB International Finance BV, Senior Notes	4.000%	7/15/23	850,000	844,368
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	470,000	517,980
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	720,000	823,100
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	980,000	1,159,679

Total Chemicals				4,569,432

Containers & Packaging - 0.8%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	1,300,000	1,382,472
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	340,000	336,674
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	1,280,000	1,325,247
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	160,000	155,320

Total Containers & Packaging				3,199,713

Metals & Mining - 6.8%
Anglo American Capital PLC, Senior Notes	2.625%	9/27/17	360,000	353,841	(a)
ArcelorMittal, Senior Notes	4.250%	3/1/16	700,000	721,875
Barrick Gold Corp., Senior Notes	2.500%	5/1/18	590,000	563,195
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	1,700,000	1,506,115
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	180,000	158,812
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	1,720,000	1,600,661
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	820,000	838,425
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	390,000	392,051
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	280,000	288,417
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	1,305,000	1,245,821
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	410,000	387,395
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	930,000	924,998
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	120,000	116,095	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	470,000	442,585	(a)
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	3,250,000	3,050,183	(a)
Nucor Corp., Senior Notes	4.000%	8/1/23	1,070,000	1,049,292

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - continued
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	$1,100,000	$1,095,045
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	720,000	733,328
Rio Tinto Finance USA PLC, Senior Notes	2.250%	12/14/18	1,540,000	1,520,239
Southern Copper Corp., Senior Notes	5.375%	4/16/20	730,000	785,354
Southern Copper Corp., Senior Notes	5.250%	11/8/42	450,000	365,170
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,597,000	3,666,041
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	640,000	652,800	(a)
Vedanta Resources PLC, Senior Notes	7.125%	5/31/23	620,000	578,150	(a)
Xstrata Canada Financial Corp., Senior Notes	3.600%	1/15/17	2,560,000	2,648,550	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	670,000	672,161	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	470,000	467,886	(a)
Xstrata Finance Canada Ltd., Senior Notes	4.250%	10/25/22	860,000	804,968	(a)

Total Metals & Mining				27,629,453

TOTAL MATERIALS				35,398,598

TELECOMMUNICATION SERVICES - 7.1%
Diversified Telecommunication Services - 6.0%
AT&T Inc., Senior Notes	5.350%	9/1/40	1,817,000	1,769,671
AT&T Inc., Senior Notes	5.550%	8/15/41	1,070,000	1,065,871
British Telecommunications PLC, Bonds	9.625%	12/15/30	395,000	586,368
CenturyLink Inc., Senior Notes	5.625%	4/1/20	830,000	814,438
Telecom Italia Capital SA, Senior Notes	7.175%	6/18/19	430,000	474,929
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	1,280,000	1,313,708
Telefonica Emisiones SAU, Senior Notes	4.570%	4/27/23	460,000	441,970
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	430,000	458,551
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	9,160,000	10,202,023
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	6,670,000	7,556,376

Total Diversified Telecommunication Services				24,683,905

Wireless Telecommunication Services - 1.1%
SoftBank Corp., Senior Notes	4.500%	4/15/20	2,030,000	1,951,337	(a)
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	2,000,000	2,349,894

Total Wireless Telecommunication Services				4,301,231

TOTAL TELECOMMUNICATION SERVICES				28,985,136

UTILITIES - 4.3%
Electric Utilities - 3.3%
Cleveland Electric Illuminating Co., Senior Secured Bonds	8.875%	11/15/18	1,350,000	1,733,554
Cleveland Electric Illuminating Co., Senior Secured Notes	7.880%	11/1/17	850,000	1,030,829
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	1,040,630
Duke Energy Carolinas LLC, Secured Bonds	7.000%	11/15/18	1,420,000	1,749,280
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000	1,457,306
Duke Energy Corp., Senior Notes	2.100%	6/15/18	530,000	529,176
Duke Energy Ohio Inc., Secured Bonds	5.450%	4/1/19	840,000	969,526
FirstEnergy Corp., Notes	7.375%	11/15/31	2,130,000	2,157,028
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	680,000	623,060
Pacific Gas & Electric Co., Senior Notes	3.250%	9/15/21	380,000	373,653
Pacific Gas & Electric Co., Senior Notes	3.250%	6/15/23	750,000	716,047
Pacific Gas & Electric Co., Senior Notes	4.500%	12/15/41	1,010,000	927,321

Total Electric Utilities				13,307,410

Gas Utilities - 0.3%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	1,165,000	1,330,213	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Multi-Utilities - 0.7%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	$1,610,000	$2,085,787
San Diego Gas & Electric Co., Senior Secured Bonds	3.600%	9/1/23	720,000	736,764

Total Multi-Utilities				2,822,551

TOTAL UTILITIES				17,460,174

TOTAL CORPORATE BONDS & NOTES (Cost - $376,288,826)				381,396,256

ASSET-BACKED SECURITIES - 1.5%
CIFC Funding Ltd., 2013-2A B1L	3.926%	4/21/25	450,000	428,065	(a)(b)
Countrywide Asset-Backed Certificates, 2004-6 1A1	0.449%	12/25/34	1,566,094	1,429,361	(b)
Madison Park Funding Ltd., 2013-11A C	3.050%	10/23/25	400,000	387,480	(a)(b)(d)
Morgan Stanley Capital Inc., 2005-WMC2 M2	0.824%	2/25/35	1,621,473	1,589,256	(b)
Neuberger Berman CLO Ltd., 2013-15A C	3.104%	10/15/25	250,000	240,945	(a)(b)(d)
Palmer Square CLO Ltd., 2013-2A B	3.304%	10/17/25	250,000	242,945	(a)(b)
SLM Student Loan Trust, 2011-A A3	2.682%	1/15/43	1,410,000	1,479,490	(a)(b)
Whitehorse Ltd., 2013-1A A3L	3.252%	11/24/25	400,000	389,000	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $6,110,669)				6,186,542

MORTGAGE-BACKED SECURITIES - 0.0%
FHLMC - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC) (Cost - $14,697)	2.233%	9/1/24	14,688	15,020	(b)

MUNICIPAL BONDS - 0.8%
California - 0.3%
California State, GO, Build America Bonds	7.300%	10/1/39	600,000	755,682
University of California Revenue	4.062%	5/15/33	550,000	501,243

Total California				1,256,925

Georgia - 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	20,000	20,703
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	190,000	193,422

Total Georgia				214,125

Illinois - 0.3%
Chicago, IL, GO, Taxable Project	7.781%	1/1/35	80,000	86,478
Illinois State, GO, Taxable	5.100%	6/1/33	670,000	594,712
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	445,000	447,336

Total Illinois				1,128,526

Ohio - 0.1%
American Municipal Power-Ohio Inc., OH, Revenue, Build America Bonds	7.499%	2/15/50	480,000	574,238

Pennsylvania - 0.0%
Philadelphia, PA, Authority for Industrial Development, City Service Agreement Revenue, Taxable	3.964%	4/15/26	180,000	162,941

TOTAL MUNICIPAL BONDS (Cost - $3,328,266)				3,336,755

SOVEREIGN BONDS - 0.9%
Panama - 0.2%
Republic of Panama, Senior Bonds	4.300%	4/29/53	900,000	699,750

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Turkey - 0.4%
Republic of Turkey, Notes	6.000%	1/14/41	$970,000	$939,930
Republic of Turkey, Notes	4.875%	4/16/43	920,000	763,600

Total Turkey				1,703,530

Venezuela - 0.3%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	1,500,000	1,357,500	(a)

TOTAL SOVEREIGN BONDS (Cost - $4,260,582)				3,760,780

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.1%
U.S. Government Obligations - 1.1%
U.S. Treasury Bonds	2.875%	5/15/43	4,490,000	3,811,588
U.S. Treasury Notes	2.500%	8/15/23	540,000	534,558

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $4,351,530)				4,346,146

			SHARES
COMMON STOCKS - 1.1%
FINANCIALS - 1.1%
Diversified Financial Services - 1.1%
Citigroup Inc. (Cost - $4,450,588)			90,696	4,399,663

PREFERRED STOCKS - 1.0%
FINANCIALS - 1.0%
Capital Markets - 0.2%
Morgan Stanley	7.125%		41,900	1,055,880	(b)

Commercial Banks - 0.1%
U.S. Bancorp	5.150%		14,107	296,388

Consumer Finance - 0.7%
GMAC Capital Trust I	8.125%		110,411	2,953,495	(b)

TOTAL PREFERRED STOCKS (Cost - $4,002,761)				4,305,763

TOTAL INVESTMENTS - 100.0% (Cost - $402,807,919#)				407,746,925
Liabilities in Excess of Other Assets - 0.0%				(94,840)

TOTAL NET ASSETS - 100.0%				$407,652,085

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

CLO	— Collateralized Loan Obligation
GO	— General Obligation

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Corporate Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$381,396,256	—	$381,396,256
Asset-backed securities	—	6,186,542	—	6,186,542
Mortgage-backed securities	—	15,020	—	15,020
Municipal bonds	—	3,336,755	—	3,336,755
Sovereign bonds	—	3,760,780	—	3,760,780
U.S. government & agency obligations	—	4,346,146	—	4,346,146
Common stocks	$4,399,663	—	—	4,399,663
Preferred stocks	4,305,763	—	—	4,305,763

Total investments	$8,705,426	$399,041,499	—	$407,746,925

Other financial instruments:
Futures contracts	$465,734	—	—	$465,734
Forward foreign currency contracts	—	$94,525	—	94,525
Credit default swaps on corporate issues - buy protection‡	—	11,470	—	11,470

Total other financial instruments	$465,734	$105,995	—	$571,729

Total	$9,171,160	$399,147,494	—	$408,318,654

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$1,503,510	—	—	$1,503,510
Forward foreign currency contracts	—	$190,818	—	190,818
Credit default swaps on corporate issues - buy protection‡	—	14,065	—	14,065

Total	$1,503,510	$204,883	—	$1,708,393

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use

Notes to Schedule of Investments (unaudited) (continued)

the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against, or manage exposure to, foreign issuers or markets. The fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

Notes to Schedule of Investments (unaudited) (continued)

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related

Notes to Schedule of Investments (unaudited) (continued)

contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligation of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2013, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $204,884. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,130,863
Gross unrealized depreciation	(10,191,857)

Net unrealized appreciation	$4,939,006

During the period ended September 30, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	$9,600,000	$63,360
Options closed	—	—
Options exercised	(4,800,000)	(29,280)
Options expired	(4,800,000)	(34,080)

Written options, outstanding as of September 30, 2013	—	—

At September 30, 2013, the Fund held the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	355	12/13	$78,006,857	$78,194,297	$187,440
U.S. Treasury 5-Year Notes	205	12/13	24,552,635	24,814,609	261,974
U.S. Treasury Ultra Long-Term Bonds	17	12/13	2,399,274	2,415,594	16,320

					465,734

Contracts to Sell:
U.S. Treasury 10-Year Notes	387	12/13	47,957,992	48,913,172	(955,180)
U.S. Treasury 30-Year Bonds	169	12/13	21,992,045	22,540,375	(548,330)

					(1,503,510)

Net unrealized loss on open futures contracts					$(1,037,776)

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank, N.A.	2,500,000	$3,382,318	10/25/13	$56,968
Japanese Yen	Bank of America, N.A.	221,700,000	2,255,745	10/25/13	(5,023)

					51,945

Contracts to Sell:
Euro	Citibank, N.A.	2,500,000	3,382,318	10/25/13	(76,193)
Japanese Yen	Bank of America, N.A.	427,000,000	4,344,624	10/25/13	(61,402)
Japanese Yen	Bank of America, N.A.	173,500,000	1,765,321	10/25/13	37,557
Japanese Yen	Citibank, N.A.	329,500,000	3,352,585	10/25/13	(48,200)

					(148,238)

Net unrealized loss on open forward foreign currency contracts					$(96,293)

At September 30, 2013, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2013[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Credit Suisse (Air Products & Chemicals Inc., 3.000%, due 11/3/21)	$960,000	3/20/18	0.71%	1.000% quarterly	$(12,256)	$(17,552)	$5,296
Goldman Sachs (Kinder Morgan Energy Partners LP, 3.950%, due 9/1/22)	2,000,000	12/20/18	0.98%	1.000% quarterly	(1,809)	(18,859)	17,050
Goldman Sachs (Energy Transfer Partners LP, 5.950%, due 2/1/15)	1,000,000	12/20/18	1.23%	1.000% quarterly	11,470	4,905	6,565

Total	$3,960,000				$(2,595)	$(31,506)	$28,911

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2013.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Total
Interest Rate Risk	$465,734	$(1,503,510)	—	—	—	$(1,037,776)
Foreign Exchange Risk	—	—	$94,525	$(190,818)	—	(96,293)
Credit Risk	—	—	—	—	$(2,595)	(2,595)

Total	$465,734	$(1,503,510)	$94,525	$(190,818)	$(2,595)	$(1,136,664)

During the period ended September 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$7,069
Written options†	30,730
Futures contracts (to buy)	92,326,890
Futures contracts (to sell)	73,722,995
Forward foreign currency contracts (to buy)	1,120,131
Forward foreign currency contracts (to sell)	4,098,624

Average Notional Balance
Credit default swap contracts (to buy protection)	$2,964,000

†	At September 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2013